UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 21, 2004

MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24487	77-0322161
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation or Organization)

1225 Charleston Road
Mountain View, CA 94043
(Address of Principal Executive Offices, including zip code)

(650) 567-5000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.   Financial Statements and Exhibits.

(c)       Exhibits

            99.1     Press Release, dated April 21, 2004, entitled “MIPS Technologies Reports Third Quarter Fiscal 2004
                        Financial Results.”

Item 12.   Results of Operations and Financial Condition.

On April 21, 2004, MIPS Technologies, Inc. issued a press release announcing its results for the quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2004

MIPS TECHNOLOGIES, INC.
(Registrant)

By: /s/ KEVIN C. EICHLER
Kevin C. Eichler
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 21, 2004, entitled "MIPS Technologies Reports Third Quarter Fiscal 2004 Financial Results